SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[  ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                     Energy Services of America Corporation
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2). [ ]
$500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3). [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:
         .......................................................................

         2) Aggregate number of securities to which transaction applies:

         .......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         .......................................................................
         4) Proposed maximum aggregate value of transaction:

         .......................................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:


2) Form, Schedule or Registration Statement No.:


3) Filing Party:


4) Date Filed:

                     Energy Services of America Corporation
                                2450 First Avenue
                         Huntington, West Virginia 25703



October 17, 2008


Dear Stockholder:

         We cordially invite you to attend the Annual Meeting of Stockholders of Energy Services of America Corporation. The Annual Meeting will be held at the Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia 25701 at 2:00 p.m., local time, on November 19, 2008.

         The enclosed Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting we will also report on the operations of Energy Services of America Corporation. Directors and officers will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance.

         The business to be conducted at the Annual Meeting consists of the election of ten (10) directors to the Board of Directors, the ratification of the appointment of Arnett & Foster P.L.L.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2008 and the approval of the Energy Services of America Corporation 2009 Employee Stock Purchase Plan. The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interests of Energy Services of America Corporation and our stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors recommends a vote "FOR" the election of directors, "FOR" the ratification of Arnett & Foster P.L.L.C. as our independent registered public accounting firm for the 2008 fiscal year, and "FOR" the approval of the Energy Services of America Corporation 2009 Employee Stock Purchase Plan.

         On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,



/s/ Marshall T. Reynolds
-------------------------
Marshall T. Reynolds
Chairman and Chief Executive Officer

                     Energy Services of America Corporation
                                2450 First Avenue
                         Huntington, West Virginia 25703
                                 (304) 528-2791

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On November 19, 2008

         Notice is hereby given that the Annual Meeting of Stockholders of Energy Services of America Corporation will be held at the Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia 25701 at 2:00 p.m., local time, on November 19, 2008.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

         The Annual Meeting is being held for the purpose of considering and acting upon:

1.                the election of ten (10) directors to the Board of Directors;

2. the ratification of the appointment of Arnett & Foster P.L.L.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2008;

3. the approval of the Energy Services of America Corporation 2009 Employee Stock Purchase Plan; and

such other matters as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on October 10, 2008 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

         A list of stockholders entitled to vote at the Annual Meeting will be available at our main office located at 2450 First Avenue, Huntington, West Virginia 25703 for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER FOR YOU TO VOTE IN PERSON AT THE ANNUAL MEETING.

                                              By Order of the Board of Directors


                                              /s/ Larry A. Blount
                                              -------------------
                                              Larry A. Blount
Huntington, West Virginia                     Corporate Secretary
October 17, 2008

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE ENERGY SERVICES OF AMERICA CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT


                     Energy Services of America Corporation
                                2450 First Avenue
                         Huntington, West Virginia 25703
                                 (304) 528-2791

                         ANNUAL MEETING OF STOCKHOLDERS
                                November 19, 2008

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Energy Services of America Corporation to be used at the Annual Meeting of Stockholders, which will be held at the Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia 25701 on November 19, 2008, at 2:00 p.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about October 17, 2008.

--------------------------------------------------------------------------------
                              RECENT DEVELOPMENTS
--------------------------------------------------------------------------------

         On August 15, 2008, we completed our acquisitions of ST Pipeline, Inc. and C.J. Hughes Construction Company, Inc. At that time the Board of Directors appointed Richard M. Adams, Jr., and Keith Molihan as directors. As a result of the acquisitions, we are no longer a special purpose acquisition corporation. Our business and operations consist of the gas pipeline and infrastructure operations of ST Pipeline, Inc. and C.J. Hughes Construction Company, Inc., each of which is being held as a separate subsidiary of Energy Services of America Corporation.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

         Proxies may be revoked by sending written notice of revocation to our Corporate Secretary at the address shown above, delivering to us a duly executed proxy bearing a later date, or attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

--------------------------------------------------------------------------------
                     VOTING SECURITIES AND VOTING PROCEDURES
--------------------------------------------------------------------------------

         Holders of record of our common stock, par value $0.0001 per share, as of the close of business on October 10, 2008 are entitled to one vote for each share then held, except as described below. As of the record date, we had 12,092,307 shares outstanding and entitled to vote. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Broker non-votes and proxies marked ABSTAIN will be counted for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the ten
(10) nominees proposed by the independent directors acting as the nominating committee of the Board of Directors or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Each share of common stock is entitled to one vote.

         As to the ratification of the appointment of the independent registered public accounting firm, and the approval of the 2009 Employee Stock Purchase Plan, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or
(iii) ABSTAIN from voting on the proposal. The ratification of the appointment of the independent registered public accounting firm and the approval of the 2009 Employee Stock Purchase Plan must each be approved by the affirmative vote of a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.

         Proxies solicited hereby will be returned to us and will be tabulated by an inspector of election designated by the Board of Directors.

--------------------------------------------------------------------------------
                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
--------------------------------------------------------------------------------

         Persons and groups who beneficially own in excess of five percent of our common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of the record date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than five percent of our outstanding shares of common stock, as well as the shares owned by our directors, nominees and executive officers as a group.

                                         Amount of Shares
                                         Owned and Nature      Percent of Shares
  Name and Address of                     of Beneficial         of Common Stock
  Beneficial Owners                        Ownership(1)           Outstanding
  ------------------                     ----------------       ---------------

 All Directors, Nominees and               7,931,857                50.39%
 Executive Officers  as a Group
  (11 persons)

 Principal Stockholders:

 Marshall T. Reynolds                     4,661,864(2)              30.20%
 2450 First Avenue,
 Huntington, West Virginia 25703

 Edsel R. Burns                             861,415(3)               7.08%
 2450 First Avenue,
 Huntington, West Virginia 25703

 Douglas V. Reynolds                      1,284,815(4)              10.56%
 2450 First Avenue,
 Huntington, West Virginia 25703

-----------------------------
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2) Based upon Schedule 13D/A, dated August 8, 2008, filed on behalf of Marshall T. Reynolds. (3) Based upon Schedule 13D/A, dated August 8, 2008, filed on behalf of Edsel R. Burns. (4) Based upon Schedule 13D, dated August 8, 2008, filed on behalf of Douglas V. Reynolds.

--------------------------------------------------------------------------------
                       PROPOSAL 1--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         Our Board of Directors currently is composed of seven members. On August 15, 2008, in connection with our acquisitions of ST Pipeline, Inc. and C.J. Hughes Construction Company, Inc., we increased the size of our Board of Directors from five members to seven members. We intend to increase the size of the board of directors to ten (10) members effective at the annual meeting. Under our bylaws, all of our directors are to be elected annually. Directors are generally elected to serve for a one-year period and until their respective successors have been elected and shall qualify. The independent members of the Board of Directors has nominated to serve as directors each of the nominees listed in the table below, each of whom is currently a member of the Board of Directors and each of whom has been nominated to serve for a one-year period and until his successor has been elected and shall qualify.

         The table below sets forth certain information regarding the composition of our Board of Directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. None of the shares beneficially owned by directors, executive officers or nominees to the Board of Directors have been pledged as security or collateral for any loans.

                                                                                  Current    Shares of Common Stock
                                                                    Director      Term to     Beneficially Owned on    Percent
      Names and Address (1)        Age(2)      Positions Held         Since       Expire         Record Date (3)       of Class
---------------------------        ------      --------------       --------      ------     ------------------------  --------
Directors/Nominees:
Marshall T. Reynolds                 71       Chairman, Chief         2006         2008         4,661,864(4)              30.20%
                                             Executive Officer

Edsel R. Burns                       57        President and          2006         2008           861,415(6)               7.08%
                                                  Director

Larry A. Blount                      59     Secretary/Treasurer,       n/a          n/a                 --                  --
                                              Chief Financial
                                                  Officer

Jack M. Reynolds                     43           Director            2006         2008           506,924(5)               4.17%

Neal W. Scaggs                       71           Director            2006         2008           431,415(7)               3.55%

Joseph L. Williams                   62           Director            2006         2008           184,424(8)               1.52%

Richard M. Adams, Jr.                40           Director            2008         2008                 --                  --

Keith Molihan                        66           Director            2008         2008                 --                  --

Douglas Reynolds                     32           Director            2008         2008         1,284,815                 10.56%

Eric Dosch                           30           Director            2008         2008                 --                  --

James Shafer                         65           Director            2008         2008             1,000                  --

All   Directors   and   Executive                                                               7,931,857(9)              50.39%
Officers as a Group (11 persons)

--------------------------------------------------------------------------------
(1) The mailing address for each person listed is 2450 First Avenue, Huntington, West Virginia 25703.
(2) As of October 10, 2008.
(3) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(4) Includes 3,342,303 shares underlying warrants exercisable within 60 days from the record date.
(5) Includes 76,924 shares underlying warrants exercisable within 60 days from the record date.
(6) Includes 76,924 shares underlying warrants exercisable within 60 days from the record date.
(7) Includes 76,924 shares underlying warrants exercisable within 60 days from the record date.
(8) Includes 76,924 shares underlying warrants exercisable within 60 days from the record date.
(9) Includes shares underlying warrants exercisable within 60 days from the record date.

Directors and Executive Officers

         The principal occupation during the past five years of each director and executive officer is set forth below. All directors and executive officers have held their present positions since our inception unless otherwise stated.

         Marshall T. Reynolds has served as Chairman of the Board of Directors since our inception. Mr. Reynolds has served as Chief Executive Officer and Chairman of the Board Directors of Champion Industries, Inc., a commercial printer, business form manufacturer and supplier of office products and furniture, from 1992 to the present, and sole stockholder from 1972 to 1993; President and General Manager of The Harrah & Reynolds Corporation, from 1964 (and sole stockholder since 1972) to present; Chairman of the Board of Directors of Portec Rail Products, Inc.; Chairman of the Board of Directors of the Radisson Hotel in Huntington, West Virginia; and Chairman of the Board of Directors of McCorkle Machine and Engineering Company in Huntington, West Virginia. Mr. Reynolds also serves as a Director of the Abigail Adams National Bancorp, Inc. in Washington, D.C.; Chairman of the Board of Directors of First Guaranty Bank in Hammond, Louisiana; and Chairman of the Board of Directors of Premier Financial Bancorp, Inc. in Huntington, West Virginia. Mr. Reynolds is the father of Jack Reynolds and Douglas Reynolds.

         Jack M. Reynolds has served as President, Chief Financial Officer and a member of our Board of Directors since our inception. Mr. Reynolds has been a Vice President of Pritchard Electric Company since 1998. Pritchard is an electrical contractor providing electrical services to both utility companies as well as private industries. Mr. Reynolds also serves as a Director of Citizens Deposit Bank of Vanceburg, Kentucky. Mr. Reynolds is the son of Marshall Reynolds and the brother of Douglas Reynolds.

         Edsel R. Burns has been a Director since our inception. Mr. Burns has been President and Chief Executive Officer of C. J. Hughes Construction Company, Inc. from September of 2002 to the present. C. J. Hughes is an underground utility construction company specializing in gas and water line replacement as well as utility environmental issues. From January 2002 to September of 2002, Mr. Burns was self-employed as an independent financial consultant to banks. From June of 2001 to December 2001, Mr. Burns was the Chief Financial Officer for Genesis Health Systems, a holding company for a collaborative group of three hospitals, two in Huntington, West Virginia and one in Point Pleasant, West Virginia. Mr. Burns is a Certified Public Accountant and is a member of the American Institute of Certified Public Accountants as well as the West Virginia and Ohio societies of CPAs. He also is on the Board of Directors of Premier Financial Bancorp, Inc.

         Neal W. Scaggs has been a Director since our inception. Mr. Scaggs has been president of Basiden Brothers, Inc. (retail and wholesale hardware) from 1963 to the present. Mr. Scaggs is on the Boards of Directors of Premier Financial Bancorp, Inc., Champion Industries, Inc. and Portec Rail Products,Inc.

     Joseph L. Williams has been a Director since our inception. Mr. Williams is the Chairman and Chief Executive Officer of Basic Supply Company, Inc., which he founded in 1977. Mr. Williams was one of the organizers and is a Director of First Sentry Bank, Huntington, West Virginia. Mr. Williams also serves as a Director of Abigail Adams National Bancorp, Inc., in Washington, D.C. Mr. Williams is Chairman, President and Chief Executive Officer of Consolidated Bank & Trust Co., in Richmond, Virginia. Mr. Williams is a member of the West Virginia Governor's Workforce Investment Council. He is a former Director of Unlimited Future, Inc. (a small business incubator) and a former Member of the National Advisory Council of the U.S. Small Business Administration. Mr. Williams is a former Mayor and City Councilman of the City of Huntington, West Virginia. He is a graduate of Marshall University with a degree in finance and is a member of its Institutional Board of Governors.

     Richard M. Adams, Jr. was appointed to the Board of Directors on August 15, 2008. Mr. Adams has been the President of United Bank, Inc., a subsidiary of United Bankshares, Inc. since 2007. Prior to his appointment as President, Mr. Adams was the Executive Vice President of United Bank, Inc. He is also Executive Vice President of United Bankshares, Inc., a multi-state bank holding company doing business in Ohio, West Virginia, Virginia, Maryland, and Washington, D.C.

         Keith Molihan was appointed to the Board of Directors on August 15, 2008. Mr. Molihan is a retired executive director of the Lawrence County Community Action Organization. Mr. Molihan has served as Chairman of the Board of Directors of Ohio River Bank, Chairman of the Board of Directors of Farmers Bank of Eminence Kentucky and Chairman of the Board EMEGA Turbine Technology, as well as President of the Lawrence County Ohio Port Authority and President of the Southeast Ohio Emergency Medical organization.

         Eric Dosch has served as credit department manager with First Guaranty Bank located in Hammond, Louisiana since December 2005. Prior to that time Mr. Dosch served as credit officer with First Guaranty Bank since October 2003. Prior to his association with First Guaranty Bank, Mr. Dosch was an analyst with Livingston & Jefferson, a private asset management firm located in Cincinnati, Ohio.

         Douglas V. Reynolds is an attorney for Reynolds & Brown, PLLC. Mr. Reynolds is the President of the Transylvania Corporation and is Chairman of C.J. Hughes Construction Company, and a director of The Harrah and Reynolds Corporation, and Portec Rail Products, Inc. Mr. Reynolds is a graduate of Duke University and holds a law degree from West Virginia University. Mr. Reynolds is the son of Director Marshall T. Reynolds and brother of Jack M. Reynolds.

     Larry A. Blount was appointed as Chief Financial Officer and Secretary of the Company. Mr. Blount graduated from West Virginia State University with a Bachelor of Science degree in Business Administration and Accounting. He is also a Certified Public Accountant. Mr. Blount was employed by Union Boiler Company, in various capacities, including Staff Accountant, Internal Auditor, Chief Accountant and Controller, from 1980-1996. From 1996-2003 he was Controller and Vice-President of Accounting and Finance for Williams Group International. He served as Divisional Accounting Manager for Alberici Constructors from 2003-2005. From 2005-2007, Mr. Blount served as Vice President, Chief Financial Officer, Secretary and Treasurer for Nitro Electric Company.

         James Shafer is the president and until its sale to Energy Services was the owner of ST Pipeline.

Board Independence

         The Board of Directors consists of a majority of "independent directors" within the meaning of the American Stock Exchange corporate governance listing standards. The Board of Directors has determined that Messrs. Scaggs, Williams, Adams, Molihan and Dosch are "independent directors" within the meaning of such standards. Mr. Burns was an independent director during the fiscal year ended September 30, 2007, but ceased to be an independent director when we acquired C. J. Hughes Construction Company, Inc. There were no transactions not required to be reported under "--Certain Relationships and Related Transactions" that were considered in determining the independence of our directors.

         The Board of Directors has adopted a policy that the independent directors of the Board of Directors shall meet in executive sessions periodically, which meetings may be held in conjunction with regularly scheduled board meetings. Three executive sessions were held during the fiscal year ended September 30, 2007.

Section 16(a) Beneficial Ownership Reporting Compliance

         Our common stock is registered with the Securities and Exchange Commission pursuant to Section 12(b) of the Securities Exchange Act of 1934. The officers and directors and beneficial owners of greater than 10% of our common stock are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of the common stock. Securities and Exchange Commission rules require disclosure in our Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of our common stock to file a Form 3, 4 or 5 on a timely basis. Based on our review of ownership reports required to be filed for the fiscal year ended September 30, 2007, all of our directors, officers and owners of more than 10% of our common stock filed these reports on a timely basis.

Meetings of the Board of Directors

         Beginning in February of 2007, the Board of Directors met monthly or more often as was necessary. In fiscal 2007, the Board of Directors held five regular meetings and three special meetings. No director attended fewer than 75% in the aggregate of the total number of board meetings held. All directors serving on our committees attended more than 75% of the total number of committee meetings on which they served during fiscal 2007. Although not required, attendance of Board members at the Annual Meeting of Stockholders is encouraged. four members of our Board of Directors attended the 2007 Annual Meeting of Stockholders.

Board Committees

         The Board of Directors has an audit committee. The Board of Directors has adopted a charter for this committee, which was filed as Appendix A to the proxy statement for our 2007 Annual Meeting of Stockholders. The charter has not been amended.

         Audit Committee. The audit committee consisted of Messrs. Burns, Scaggs, and Williams with Mr. Burns acting as chairman of the committee in fiscal 2007. Following completion of our acquisition of ST Pipeline and C.J. Hughes the audit committee consisted of Messrs. Scaggs, Williams, Adams and Molihan with Mr. Scaggs acting as chairman of the committee. The audit committee met five times during the fiscal year ended September 30, 2007. The independent directors appointed to the audit committee are independent members of the board of directors, as defined by Securities and Exchange Commission rules and the American Stock Exchange corporate governance listing standards. Each member of the audit committee is financially literate, and the Board of Directors has determined that Mr. Burns qualified as an audit committee financial expert in fiscal 2007, as such term is defined by Securities and Exchange Commission rules. Messrs. Adams and Molihan qualify as audit committee financial experts, as such term is defined by Securities and Exchange Commission rules.

         The audit committee reviews the professional services and independence of our independent registered public accounting firm and our accounts, procedures and internal controls. The audit committee also recommends the firm selected to be our independent registered public accounting firm, reviews and approves the scope of the annual audit, reviews and evaluates with the independent public accounting firm our annual audit and annual consolidated financial statements, reviews with management the status of internal accounting controls, evaluates problem areas having a potential financial impact on us that are brought to the committee's attention by management, the independent registered public accounting firm or the board of directors, and evaluates all of our public financial reporting documents.

Audit Committee Report

         In accordance with rules established by the Securities and Exchange Commission, the audit committee has prepared the following report for inclusion in this proxy statement:

         As part of its ongoing activities, the audit committee has:

          o reviewed and discussed with management and the independent registered public accounting firm our audited consolidated financial statements for the fiscal year ended September 30, 2007;

          o discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

          o received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm their independence.

         Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2007. In addition, the Audit Committee appointed Arnett & Foster P.L.L.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2008, subject to the ratification of this appointment by the stockholders.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

              This report has been provided by the Audit Committee:

                                 Edsel R. Burns
                                 Neal W. Scaggs
                               Joseph L. Williams

         Other Committees. The Board has determined that the independent members of the Board of Directors will perform the duties of the nominating committee and the compensation committee of the Board of Directors and neither committee has a written charter. The independent directors will (i) identify individuals qualified to become members of the Board of Directors and recommend to the Board of Directors the nominees for election to the Board of Directors, (ii) recommend director nominees for each committee to the Board of Directors, (iii) identify individuals to fill any vacancies on the Board of Directors, (iv) discharge the Board of Directors' responsibilities relating to compensation of our directors and officers and (v) review and recommend to the Board of Directors, compensation plans, policies and benefit programs, as well as approve chief executive officer compensation. The independent members of the Board of Directors met two times as the nominating committee during the fiscal year ended September 30, 2007.

         The independent directors of the Board identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service, or if the Board decides not to re-nominate a member for re-election, or if the size of the Board of Directors is increased, the independent directors would solicit suggestions for director candidates from all board members. The independent directors would seek to identify a candidate who at a minimum satisfies the following criteria:

     o has the highest personal and professional ethics and integrity and whose values are compatible with ours;

     o has experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

     o is willing to devote the necessary time to the work of the Board of Directors and its committees, which includes being available for board and committee meetings;

     o is familiar with the communities in which we operate and/or is actively engaged in community activities;

     o is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and our stockholders; and

     o has the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.

         The independent directors will also take into account whether a candidate satisfies the criteria for "independence" under Securities and Exchange Commission rules and the American Stock Exchange and, if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an "audit committee financial expert."

Procedures for the Nomination of Directors by Stockholders

         The Board of Directors has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the independent members of the Board of Directors will consider candidates submitted by our stockholders. Stockholders can submit the names of qualified candidates for director by writing to our Corporate Secretary at 2450 First Avenue, Huntington, West Virginia 25703. The Corporate Secretary must receive a submission not less than forty-five (45) days prior to the date of our proxy materials for the preceding year's annual meeting. The submission must include the following information:

     o a statement that the writer is a stockholder and is proposing a candidate for consideration by our independent directors;

     o the name and address of the stockholder as they appear on the our books and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

     o the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership should be provided);

     o    a statement of the candidate's business and educational experience;

     o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

     o a statement detailing any relationship between the candidate and Energy Services of America Corporation;

     o a statement detailing any relationship between the candidate and any customer, supplier or competitor of Energy Services of America Corporation;

     o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

     o a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

         A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders will also need to comply with any additional procedural and informational requirements adopted in the future.

Stockholder Communications with the Board

         A stockholder who wants to communicate with the Board of Directors or with any individual director can write to the Corporate Secretary at 2450 First Avenue, Huntington, West Virginia 25703, Attention: Corporate Secretary. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

     o forward the communication to the director or directors to whom it is addressed;

     o attempt to handle the inquiry directly, i.e. where it is a request for information about us or it is a stock-related matter; or

     o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

         At each board meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

Code of Ethics

         We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was previously filed as an exhibit to our Registration Statement on Form S-1. A copy of the Code will be furnished without charge upon written request to the Corporate Secretary, Energy Services of America Corporation, 2450 First Avenue, Huntington, West Virginia.

Executive and Director Compensation

         As of the end of fiscal 2007, we were a blank check company formed for the purpose of acquiring an operating business, and as a result no compensation has been paid directly or indirectly to any executive officer or director. Consequently, we have not formulated any policies on executive compensation. However, as a result of our acquisitions of St Pipeline, Inc. and C.J. Hughes Construction Company, Inc. on August 15, 2008, we plan to adopt compensation standards and policies during fiscal 2009.

         No compensation of any kind, including finder's and consulting fees, has been paid to any of our initial stockholders, officers or directors, or any of their respective affiliates, for services rendered prior to or in connection with the business combination.

Compensation Committee Interlocks and Insider Participation

         The compensation committee is comprised of our independent directors. Under the board's policies, Mr. Marshall Reynolds, Mr. Jack Reynolds, and any other director who is also an executive officer, will not participate in the Board of Directors' determination of compensation for their respective offices in the future if compensation is given to executive officers.

Compensation Committee Report

         As of the end of fiscal 2007, no compensation has been paid to any executive officer. Consequently, the independent members of the Board of Directors have not met in their capacity as the Compensation Committee and have not formulated any policies on executive compensation. If we offer compensation in the future to our executive officers, including our Chief Executive Officer, we will adopt standards and policies to govern compensation.

Certain Relationships and Related Transactions

         On August 30, 2006, we issued 2,150,000 shares of our common stock to the parties set forth below for $25,000 in cash, as follows:

                                Number of
       Name                       Shares                             Relationship to Us
---------------------------------------------------------------------------------------

Marshall T. Reynolds..............          537,500     Chairman of the Board, Chief Executive Officer and Secretary(1)
Jack M. Reynolds..................          430,000     Director, President and Chief Financial Officer(1)
Edsel R. Burns....................          537,500     Director
Neal W. Scaggs....................          107,500     Director
Joseph L. Williams................          107,500     Director
Douglas Reynolds..................          430,000     Director nominee (1)

--------------------------------------------------------------------------------
(1) Douglas Reynolds is the son of Marshall T. Reynolds and the brother of Jack
    M. Reynolds.

         The holders of the majority of these shares may request that we register these shares pursuant to an agreement signed on September 6, 2006. We will use our best efforts to prepare and file such registration statement, although we are not obligated to do so. The holders of the majority of these shares may elect to exercise these registration rights at any time after the date on which these shares of common stock are released from escrow. In addition, these stockholders may request certain "piggy-back" registration rights on registration statements filed subsequent to the date on which these shares of common stock are released from escrow. We will use our best efforts to prepare and file such registration statements although we are not obligated to do so. We will bear the expenses incurred in connection with the filing of any such registration statements.

         Five of our directors as well as Douglas Reynolds and as agreed with Ferris, Baker Watts, Incorporated, purchased in the aggregate 3,076,923 warrants in a private placement that occurred prior to our initial public offering at a price of $0.65 per warrant. In no event shall we be obligated to settle these warrants, in whole or in part, for cash. Therefore any and all such warrants can expire unexercised or unredeemed.

--------------------------------------------------------------------------------
    PROPOSAL 2--RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

         The audit committee has approved the appointment of Arnett & Foster P.L.L.C. to be our independent registered public accounting firm for the 2008 fiscal year, subject to the ratification of the appointment by our stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the appointment of Arnett & Foster P.L.L.C. for the fiscal year ending September 30, 2008. A representative of Arnett & Foster P.L.L.C. is not expected to attend the Annual Meeting. Prior to the appointment of Arnett & Foster P.L.L.C, Castaing Hussey & Lolan acted as our independent registered accountants. The following is a summary of fees paid or to be paid to Castaing Hussey & Lolan for services rendered.

Audit Fees

         During the fiscal year ended September 30, 2006, we paid our principal accountant $42,966 for the services they performed in connection with our initial public offering, including the financial statements included in the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 6, 2006. Additionally, we paid our principal accountant $6,860 and $13,965 for the services they have performed in connection with the audit of our financial statements included in this Annual Report for fiscal 2006 and 2007, respectively.

Audit-Related Fees

         During fiscal 2007 and 2006, except as described above, our independent registered public accounting firm did not render any audit assurance and related services reasonably related to the performance of the audit or review of financial statements.

Tax Fees

         During the fiscal year ended September 30, 2007, we paid our principal accountant $2,170 for tax compliance services. During 2006, our principal accountant did not render services to us for tax compliance, tax advice and tax planning.

All Other Fees

         During fiscal 2007 and 2006, there were no fees billed for products and services provided by our independent registered public accounting firm other than those set forth above.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

         The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All of the fees paid in the audit-related, tax and all other categories were approved per the pre-approval policies.

         In order to ratify the appointment of Arnett & Foster P.L.L.C. as the independent registered public accounting firm for the 2008 fiscal year, the proposal must receive the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote. THE BOARD OF DIRECTORS

RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARNETT & FOSTER P.L.L.C. AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2008 FISCAL YEAR.

Changes in Independent Registered Public Accountants

         We have engaged Arnett & Foster, Certified Public Accountants, P.L.L.C. ("Arnett & Foster") as our new independent registered public accounting firm, effective October 1, 2008. We continued our relationship with Castaing, Hussey & Lolan LLC, CPAs ("CHL") as its independent registered public accounting firm through the preparation and filing on August 13, 2008 of the Company's Form 10-Q for the quarter period ended June 30, 2008. On October 1, 2008, the Company notified CHL that it was dismissing CHL as principal accountants.

          CHL's reports on our consolidated financial statements as of and for the years ended September 30, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Arnett & Foster has been engaged to audit our consolidated financial statements as of and for the year ending September 30, 2008. The engagement of Arnett & Foster was approved by our Audit Committee.

         In connection with the audits of the two fiscal years ended September 30, 2007 and the subsequent interim period, there were (1) no disagreements with CHL on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of CHL, would have caused them to make reference to the subject matter of the disagreements in connection with their opinion and (2) no reportable events.

         Arnett & Foster was engaged by the Company on October 1, 2008 to audit the consolidated financial statements of the Company as of and for the year ending September 30, 2008. During the period beginning October 1, 2006 through the date of this Report, the Company did not consult with Arnett & Foster regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

--------------------------------------------------------------------------------
        PROPOSAL 3-APPROVAL OF THE ENERGY SERVICES OF AMERICA CORPORATION
                        2009 EMPLOYEE STOCK PURCHASE PLAN
--------------------------------------------------------------------------------

            Our Board of Directors approved the Energy Services of America Corporation 2009 Employee Stock Purchase Plan and recommended submitting the plan to stockholders for approval at the annual meeting. If approved, the plan will become effective January 1, 2009.

            The plan enables eligible employees to purchase common stock through payroll deductions. The plan is intended to qualify under Section 423 of the Internal Revenue Code and its regulations. If Code Section 423 is amended in any way, the Compensation Committee of our Board may amend the plan to conform to such changes. The following summary is qualified by reference to the complete text of the plan, which is attached as Exhibit A.

DESCRIPTION OF THE PLAN.
-----------------------

            Shares Reserved For Issuance Under the Plan. Up to 1,200,000 shares of common stock, subject to adjustments for stock dividends, splits and other events that affect the number of shares of common stock outstanding, may be issued under the plan. Stock subject to purchase under the plan will be shares of common stock that have been authorized but unissued, or have been previously issued and reacquired by us, or both.

            Maximum purchase. The plan is open to eligible employees of Energy Services of America Corporation and participating subsidiaries. A participant's stock purchases during a calendar year may not exceed the lesser of: (a) a percentage of the participant's compensation or a total dollar amount as specified by the committee, or (b) $25,000.

            Benefits. Since participation in the plan is voluntary, future benefits to be allocated to any individual or group of individuals under the plan cannot be determined at this time.

            Stock purchase agreement. Participants will enter into a stock purchase agreement with us. The agreement will state the number of shares of common stock to be purchased and will authorize us, during the offering period, to withhold from the participant's pay amounts that, together with accrued interest, will equal the purchase price of the shares. Energy Services of

America Corporation or the appropriate participating subsidiary will credit these amounts to a plan account, and this account will bear interest at a rate determined by the Compensation Committee.

            Types of offering. The plan provides for both fixed price and variable price offerings. In a fixed price offering, the purchase price of a share of common stock will be at least 85% of its fair market value on the date of the agreement. In a variable price offering, the purchase price of a share of common stock will be at least 85% of its fair market value on the date of purchase. Offering periods will be established by the committee, but may not exceed 27 months for a fixed price offering and five years for a variable price offering. The Compensation Committee determines which type of offerings it will make.

            Purchase of shares. At the end of the offering period, if the fair market value of a share of common stock is equal to or greater than the purchase price specified in the agreement, the shares covered by the agreement automatically will be purchased by the participant with the funds held on behalf of the participant in the plan account. However, the participant may elect not to purchase any shares or to purchase fewer than all of the shares covered by the agreement. Any balance in the plan account held on behalf of the participant after purchase of the shares, including accrued interest, will be paid to the participant. If a participant does not purchase any shares, all funds in the plan account held on his or her behalf, including accrued interest, will be paid to the participant.

            The Compensation Committee may permit a participant to purchase all or part of the shares before the end of the offering period. If the participant elects to purchase stock before the end of the offering period, but does not have enough funds held on his or her behalf in the plan account, the participant must pay the balance in a manner approved by the Compensation Committee.

            Termination of agreement. A participant may terminate the agreement before the end of the offering period and receive a cash refund of his or her funds in the plan account, including accrued interest. The Compensation Committee will determine how long a participant must wait before he or she may participate in the plan again.

            Termination of employment. The Compensation Committee will determine the effects of a participant's retirement, death, disability, leave of absence or any other termination of employment during the offering period.

            Change of control. In the event of or in anticipation of a change in control of Energy Services of America Corporation, the Compensation Committee may at any time adjust the terms of outstanding agreements as it deems appropriate to reflect the change of control, or may cause the surviving corporation in the change of control to assume the outstanding agreements or enter into substitute agreements.

            Amendments. The Compensation Committee may amend, suspend or discontinue the plan or amend outstanding agreements made under the plan as long as such action is not prohibited by Code Section 423.

FEDERAL INCOME TAX CONSEQUENCES
-------------------------------
            The following is a brief summary of the principal United States federal income tax consequences of transactions under the plan. The summary is not intended to be exhaustive, does not constitute tax advice and does not describe state, local or foreign tax consequences.

            The plan is intended to be a tax-qualified "employee stock purchase plan" under Section 423 of the Internal Revenue Code. The plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).

            Amounts deducted from a participant's pay under the plan remain taxable income to the participant in the year the amounts are earned, and are subject to taxation to the same extent as other compensation income received by the participant. Participants will not recognize additional taxable income either (a) when the agreement is entered into or (b) when the shares are purchased.

            The participant must pay taxes on the interest he or she accrues. The tax basis of the shares purchased will be the price at which they are purchased. The participant's holding period for a share will begin on the date he or she purchases the shares.

            If stock purchased under the plan is held for more than (a) one year after the date of purchase and (b) two years after the date of the agreement, or if the participant dies at any time while holding the shares, the participant will recognize ordinary compensation income at the time of disposition (by sale, exchange or gift) or death equal to the lesser of (i) the excess of the fair market value of the shares on the date of the agreement over the purchase price or (ii) the excess of the fair market value of the shares at the time of the disposition or death over the purchase price.

            The participant's basis in the shares disposed of will be increased by the amount of ordinary income recognized. Any additional gain recognized on the disposition will be taxed as long-term capital gain.

            If stock purchased under the plan is held for less than one year after the date of purchase or less than two years after the date of the agreement, the participant will recognize ordinary income at the time of disposition (by sale, exchange or gift) to the extent that the fair market value of the stock at the date of purchase was greater than the purchase price. This amount is considered ordinary compensation income in the year of disposition (by sale, exchange or gift) and is subject to tax withholding even if no gain is realized on the disposition. Any additional gain or loss recognized by the participant on the disposition will be short-term or long-term capital gain or loss, depending on the participant's holding period for the shares transferred.

            Energy Services of America Corporation or a participating subsidiary will not receive a tax deduction when shares are acquired under the plan and held for the requisite period described above. However, when stock is purchased under the plan and the shares are disposed of prior to the one and two year periods described above, the participant's employer generally is entitled to a tax deduction at that time and in the amount of the compensation income recognized by the participant.

RECOMMENDATION
--------------

            We believe the plan is an effective means of aligning the interests of a broad range of employees with the interests of our stockholders. Approval of the plan must be ratified by a majority of the votes cast at the annual meeting.

         THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ENERGY SERVICES OF AMERICA CORPORATION 2009 STOCK PURCHASE PLAN.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office located at 2450 First Avenue, Huntington, West Virginia 25703, no later than January 8, 2009, which is 120 days from the date in which we expect to mail our proxy materials for the next annual meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

Advance Notice of Business to be Conducted at an Annual Meeting

         Our bylaws provide an advance notice procedure for business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, a stockholder's notice must be delivered to or mailed and received at our principal executive offices not less than sixty (60) days nor more than ninety
(90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder's notice to the Secretary shall set forth (a) as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and (ii) any material interest of the stockholder in such business, and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class, series and number of shares of our capital stock which are beneficially owned by the stockholder. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

         Accordingly, advance written notice for business to be brought before the next annual meeting must be given to us no later than April 7, 2009 assuming next year's annual meeting is held on June 8, 2009. If notice is received after that date, it will be considered untimely, and we will not be required to present the matter at the meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of solicitation of proxies in the form enclosed herewith will be borne by Energy Services of America Corporation. Proxies also may be solicited personally or by mail, telephone or telegraph by our directors, officers and employees, without additional compensation therefor. We also will request persons, firms and corporations holding shares in their names, or in the names of their nominees which are beneficially owned by others, to send proxy materials to and to obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

         ADDITIONAL COPIES OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 2007 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO EDSEL R. BURNS, ENERGY SERVICES OF AMERICA CORPORATION, 2450 FIRST AVENUE, HUNTINGTON, WEST VIRGINIA 25703, OR CALL (304) 528-2791.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ Larry A. Blount
                                              -------------------
                                              Larry A. Blount
                                              Corporate Secretary
Huntington, West Virginia
October 17, 2008

                                                                      EXHIBIT A
                     ENERGY SERVICES OF AMERICA CORPORATION
                        2009 EMPLOYEE STOCK PURCHASE PLAN

     1. Purposes. The purposes of the Energy Services of America Corporation 2009 Stock Purchase Plan (the "Plan") are (i) to serve as an employment incentive and (ii) to encourage stock ownership by Eligible Employees (as defined below) in order to align their long-term financial interests with those of the stockholders of Energy Services of America Corporation, a Delaware corporation (the "Company"). It is the intention of the Company that the Plan shall qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan, accordingly, shall be construed so that participation in the Plan will be consistent with the requirements of Code Section 423.

     2. Effective Date And Duration Of Plan. The Plan will become effective January 1, 2009, subject to approval by the stockholders of the Company. No Agreement shall be entered into pursuant to the Plan after December 31, 2019, unless the Plan is terminated earlier in accordance with the provisions of
Section 21.

     3. Definitions. The following capitalized terms shall have the meanings as set forth below

     (a) "Agreement" means a stock purchase agreement, the form of which has been approved by the Committee, pursuant to which Eligible Employees may purchase Common Stock under the Plan.

     (b) "Board" means the Board of Directors of the Company.

     (c) "Change Of Control" has the meaning set forth in Section 17.

     (d) "Closing Date" means the last day of the stated term of an Agreement as established by the Committee.

     (e) "Committee" means the Compensation Committee of the Board, or its designee.

     (f) "Common Stock" means the Common Stock of the Company, par value $0.0001 per share.

     (g) "Compensation" means, unless the Committee determines otherwise, base salary, but excluding any incentive or other awards, bonus payments, overtime payments, or similar distributions or contributions to any employee benefit plan of the Company or any Designated Subsidiary.

     (h) "Designated Subsidiary" means a Subsidiary that has been designated by the Committee from time to time as being eligible to participate in the Plan.

     (i) "Eligible Employees" means those Employees who have been designated by the Committee, in its discretion, in accordance with the provisions of Code
Section 423 as being eligible to participate in the Plan.

     (j) "Employee" means an individual who is an employee of the Company or a Designated Subsidiary as of the date or dates determined by the Committee.

     (k) "Fair Market Value" as of any given date means, unless the Committee determines otherwise, the closing price of a share of Common Stock on the American Stock Exchange on that business day.

     (l) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations including the Company provided that, on the date of the relevant Agreement hereunder, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (m) "1934 Act" means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder and any successor thereto.

     4. Administration. The Committee shall have full and exclusive power to administer and interpret the Plan. The Committee may determine, from time to time, that the Company shall offer to Eligible Employees the opportunity to enter into Agreements.

     (a) The Committee's authority includes, but is not limited to the authority to, from time to time, subject to the express provisions of the Plan and Code
Section 423:

     (i) determine whether Agreements shall be offered under Section 8(a) or 8(b) of the Plan;

     (ii) determine which Employees shall be Eligible Employees and which Subsidiaries shall be Designated Subsidiaries;

     (iii) prescribe and modify the form and provisions of the Agreements and the method of delivery and execution thereof;

     (iii) decide questions which may arise with respect to the interpretation, construction or application of the Plan or any Agreement;

     (v) amend, suspend or terminate the Plan, in accordance with the provisions of Section 21;

     (vi) adopt and amend such administrative rules, regulations, procedures and guidelines governing the Plan and the Agreements as it may deem necessary in its discretion;

     (vii) establish all other terms, conditions, restrictions and limitations applicable to Agreements, including but not limited to those relating to an Eligible Employee's retirement, death, disability, leave of absence or any other termination of employment; and

     (viii) establish the terms, conditions, limitations and restrictions which will apply to Eligible Employees.

     (b) The Committee shall have the power to correct any defect, supply any omission or clarify any inconsistency in the Plan and/or in any Agreement and to take such actions and make such administrative determinations that the Committee deems appropriate in its discretion.

     (c) Any decision of the Committee in the administration of the Plan, as described herein, shall be final, binding and conclusive on all parties concerned, including the Company, its stockholders, subsidiaries and all Employees.

     (d) The Committee may at any time delegate its responsibilities regarding the administration of the Plan to another committee or to one or more officers of the Company. The Committee may not delegate its authority to determine, from time to time, that the Company shall offer to enter into Agreements.

     (e) No member of the Committee shall be personally liable for any action or determination made with respect to the Plan, except for his or her own willful misconduct or as expressly provided by statute. The members of the Committee shall be entitled to indemnification and reimbursement. In the performance of its functions under the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Company's officers, accountants, counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

     5. Eligibility. Only Eligible Employees may participate in the Plan. No Eligible Employee may enter into an Agreement if such Eligible Employee, immediately after the Agreement is entered into, owns stock having five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary. For this purpose, the rules of Code Section 424(d) shall apply in determining the stock ownership of an Eligible Employee. Stock which may be purchased by an Eligible Employee under an outstanding Agreement shall be treated as stock owned by the Eligible Employee.

         6. Common Stock.

     (a) The stock subject to Agreements shall be shares of Common Stock that have been authorized but unissued, or have been previously issued and reacquired by the Company, or both. Reacquired shares of Common Stock may consist of shares of Common Stock purchased in open market transactions. Subject to adjustment in accordance with the provisions of Section 16, the aggregate number of shares of Common Stock that may be purchased by Eligible Employees pursuant to Agreements under the Plan shall not exceed one million two hundred thousand (1,200,000) shares.

     (b) In the event that any Agreement expires or is terminated for any reason, any shares of Common Stock which were the subject of such Agreement but were not thereby purchased may be subject to another Agreement under this Plan or another agreement entered into under another employee stock purchase or stock option plan of the Company.

     7. Number Of Shares An Eligible Employee May Purchase.

     (a) The Company may offer to Eligible Employees an election to purchase up to a certain number of shares of Common Stock as shall have an aggregate purchase price not in excess of (i) a specified percentage (not to exceed 100%) of each Eligible Employee's Compensation or (ii) an aggregate purchase price expressed in U.S. dollars, in each case, as determined by the Committee and subject to the provisions of Code Section 423. An Eligible Employee may elect to purchase shares of Common Stock with an aggregate purchase price that is less than the aggregate purchase price which he or she is eligible to elect to purchase.

     (b) No Eligible Employee may enter into an Agreement permitting the purchase of shares of Common Stock if such Eligible Employee would thereby have entered into Agreements under the Plan and/or any other qualified employee stock purchase plan of the Company and/or its Subsidiaries that would permit such Eligible Employee to purchase shares of Common Stock with an aggregate purchase price in excess of twenty-five thousand dollars ($25,000) in Fair Market Value of such shares of Common Stock (determined at the date of grant designated in the Agreement) for each calendar year in which any such Agreement with such Eligible Employee is outstanding at any time. Any Agreement which causes such total to exceed such limit (determined at the date of grant designated in such Agreement) shall be null and void to the extent of such excess.

     8. Offers To Purchase Common Stock. Offers to purchase Common Stock may be made on terms and conditions established by the Committee, subject to the limitations set forth in either Section (a) or (b) below:

     (a) Fixed Price Offerings. The purchase price for a share of Common Stock shall be no less than eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the date of the Agreement, and each Agreement shall have a stated term, as established by the Committee, not to exceed twenty-seven
(27) months.

     (b) Variable Price Offerings. The purchase price for a share of Common Stock shall be no less than eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the date of purchase, and each Agreement shall have a stated term, as established by the Committee, not to exceed five (5) years.

     9. Election To Participate. An Eligible Employee's acceptance of an offer to purchase shares of Common Stock shall be evidenced by the execution and delivery of an Agreement and such other enrollment documents as may be required by the Committee. Execution and delivery shall be accomplished by the dates specified in the terms of the offering, and in such manner as may be approved by the Committee, which may include electronic signatures and electronic delivery, in accordance with such rules, regulations and procedures as may be established by the Committee from time to time for this purpose.

     10. Payroll Deductions.

     (a) By entering into an Agreement, an Eligible Employee will authorize the Company or the Designated Subsidiary, as the case may be, to deduct from his or her Compensation, throughout the duration of such Agreement, commencing on the date indicated in such Agreement, substantially equal amounts sufficient to accumulate as of the Closing Date, with allowance for interest accrued thereon at rates to be determined by the Committee, the aggregate purchase price of the shares of Common Stock covered by such Eligible Employee's Agreement. Such amounts shall be credited to a Plan account. For purposes of each Agreement, Compensation will be determined from the payroll records of the Company or the Designated Subsidiary, or both, on the date the Eligible Employee enters into the Agreement with the Company or such other date as may be determined by the Committee. Subject to the provisions of Code Section 423 and such rules and administrative guidelines as the Committee may establish from time to time, an Eligible Employee may decrease the amount of his or her payroll deductions during the Offering Period by so notifying the Company in the manner specified by the Committee.

     (b) The Company will credit interest at a rate which may be calculated by reference to a formula or another rate, as established by the Committee from time to time, to the amount held in the Plan account on behalf of each Eligible Employee. Interest will be payable at the time that Common Stock is purchased under an Agreement or when an Eligible Employee withdraws the balance held on his or her behalf in the Plan account. Records shall be maintained showing the amount deducted from each Eligible Employee's Compensation and the amount of interest credited to such amount held on behalf of each Eligible Employee in the Plan account.

     11. Payment Of Purchase Price. Shares of Common Stock purchased under the Plan shall be paid for with: (a) the amount held in the Plan account on behalf of the Eligible Employee, including accrued interest; (b) a combination of the amount held in the Plan account, including accrued interest, together with additional funds, if necessary, provided by the Eligible Employee in the event of a purchase of shares of Common Stock; (c) shares of Common Stock owned by the Eligible Employee for at least six (6) months, if permitted by the Committee, on such terms and conditions as may be determined by the Committee; or (d) in any other manner as may be approved by the Committee.

     12. Date Of Purchase. Each Agreement shall provide that the shares of Common Stock to be purchased thereunder will be purchased on the Closing Date provided for in the Agreement. If the Committee so determines, Agreements also may permit the Eligible Employee to purchase shares of Common Stock thereunder at such earlier dates and on such terms and conditions as may be determined by the Committee. Fractional shares shall not be purchased, and any remaining funds from not purchasing a fractional share will be held in the Plan account for the Eligible Employee to use to purchase whole shares at the next purchase date, or will be refunded to the Eligible Employee at the time and in a manner determined by the Committee.

     13. Employee's Purchase Directions.

     (a) On the Closing Date, each Eligible Employee will purchase shares of Common Stock, and the amount held in the Plan account on behalf of the Eligible Employee, including accrued interest, shall be applied to the purchase price without further authorization, but only if the Fair Market Value on the Closing Date is equal to or higher than the purchase price. If the Fair Market Value on the Closing Date is lower than the purchase price, the amount held in the Plan account on behalf of the Eligible Employee, including accrued interest, will be returned to such Eligible Employee in a manner determined by the Committee.

     (b) If an Eligible Employee desires to purchase fewer than all of the shares covered by his or her Agreement, such Eligible Employee may do so by notifying the party determined by the Committee in the manner so provided on or before the Closing Date. Should the Eligible Employee fail to deliver such notification, such failure shall be deemed an election by the Eligible Employee to purchase the number of shares for which such Eligible Employee had enrolled (and not already purchased) under the Agreement on the Closing Date and to have the amount held in the Plan account on behalf of the Eligible Employee, including accrued interest, applied toward such purchase, in accordance with
Section 13(a).

     14. Termination Of Agreement. An Eligible Employee may, at any time on or before the Closing Date, terminate an Agreement in its entirety by giving notice of such termination delivered in a manner determined by the Committee. Upon such termination, the Company shall cause the amount held on behalf of such Eligible Employee in the Plan account, including accrued interest, to be paid to such Eligible Employee in a manner determined by the Committee and further payroll deductions shall cease within a reasonable time of notification of such Eligible Employee's termination of such Agreement. The Committee shall determine the amount of time that the withdrawn Eligible Employee must wait before he or she may participate in the Plan again.

     15. Termination Of Employment. The Committee shall determine the terms, conditions, restrictions and limitations applicable to an Agreement in the event of an Eligible Employee's retirement, death, disability, leave of absence or any other termination of employment as permitted by the Code.

     16. Recapitalization. The aggregate number, kind and class of shares of Common Stock which may be purchased by Eligible Employees pursuant to Agreements, the number, kind and class of shares covered by each Agreement, and the purchase price per share as established in accordance with each such Agreement all may be equitably adjusted, as determined by the Committee, due to any changes in the Common Stock resulting from any stock split, combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, divestiture or other distribution (other than ordinary cash dividends) of assets to stockholders, any other subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares. Fractional shares resulting from any such adjustment shall be rounded or paid, in the discretion of the Committee. The Committee also may make proportional adjustments in the Agreements of non-insiders in its discretion if an increase or decrease in the number of issued shares results from events other than those described in the preceding sentence.

     17. Change Of Control.

     (a) The Committee may, in its discretion, at any time prior to, coincident with or after a Change of Control:

     (i) provide for the acceleration of any time periods relating to the purchase of shares of Common Stock so that any shares which are then subject to an Agreement may be purchased in full on or before a date fixed by the Committee;

     (ii) terminate any outstanding offering and provide for the payment to each Eligible Employee of the amount held on his or her behalf in the Plan account, including accrued interest;

     (iii) make such adjustments to the shares of Common Stock covered by any Agreement then outstanding as the Committee deems appropriate to reflect such transaction or change; or

     (iv) cause the Agreements then outstanding to be amended, assumed or to have new rights substituted therefor by the surviving corporation in such change.

     The Committee may, in its discretion, include such further provisions and limitations in any Agreement as it may deem equitable and in the best interests of the Company.

     (b) A "Change of Control" shall be deemed to occur if and when:

     (i) any person, including a "person" as such term is used in Section 14(d)(2) of the 1934 Act (a "Person") is or becomes a beneficial owner (as such term is defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities;

     (ii) any plan or proposal for the liquidation of the Company is adopted by the stockholders of the Company;

     (iii) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-ll of Regulation 14A promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

     (iv) all or substantially all of the assets of the Company are sold, liquidated or distributed; or

     (v) there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company (a "Transaction"), in each case, with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than fifty percent (50%) of the combined voting power of the Company or other corporation resulting from such Transaction.

     Any good faith determination by the Committee as to whether a Change of Control within the meaning of this Section has occurred shall be conclusive and binding for all purposes.

     18. Assignability. No Agreement may be assigned or transferred except by will or by the laws of descent and distribution, unless otherwise determined by the Committee. During the lifetime of an Eligible Employee who is a party to an Agreement, only the Eligible Employee may purchase the shares of Common Stock covered by such Agreement.

     19. Rights As A Stockholder. An Eligible Employee who is a party to an Agreement entered into under the Plan shall have no rights as a stockholder with respect to shares of Common Stock covered by such Agreement until the date the Eligible Employee becomes the holder of record of such shares. No adjustment will be made for dividends or other rights for which the record date is prior to such date of purchase.

     20. Compliance With Code Section 423. All Agreements entered into and all transactions that occur under this Plan are intended to comply with all applicable requirements of Code Section 423, and, with respect to persons subject to Section 16 of the 1934 Act, with the conditions of Rule 16b-3 of the 1934 Act. To the extent any provision of the Plan or any Agreement fails to so comply, such provision shall be deemed invalid and shall be omitted from the Agreements to the extent permitted by law and deemed advisable by counsel, and remaining terms of the Plan and such Agreements shall not be affected thereby. If Code Section 423 is subsequently amended in any way which would alter the benefits generally available under a Code Section 423 plan, then the Committee may amend this Plan to conform to such amendment to the Code, provided such amendment would not disqualify the Plan under the provisions of Code Section 423.

     21. Amendment And Termination. The Committee may from time to time amend, suspend, or terminate the Plan in whole or in part or amend any and all Agreements granted under the Plan to the extent permitted by law and provided such action is not prohibited by Code Section 423. However, no such action of the Committee may be taken without the approval of the Board and/or the stockholders, if Board and/or stockholder approval would be required under then applicable law.

     22. Application Of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Agreements entered into under the Plan will be used for general corporate purposes.

     23. Tax Withholding. Any amounts to be paid or shares to be delivered to any Eligible Employee under the Plan shall be reduced by any sums required by law to be withheld by the Company for payment of taxes, and the Company may, in a manner determined by the Committee: (a) withhold such shares from the shares of Common Stock purchased by each Eligible Employee; (b) withhold and sell such shares of Common Stock purchased by each Eligible Employee; (c) deduct the amount from the amount held in the Plan account on behalf of such Eligible Employee, including accrued interest; (d) deduct the amount from such Eligible Employee's compensation; or (e) allow an Eligible Employee to pay such taxes in cash. The value of any shares of Common Stock allowed to be withheld or tendered for tax withholding may not exceed the amount allowed consistent with fixed plan accounting in accordance with generally accepted accounting principles.

     24. Governing Law. The Plan and all Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

     25. Employment At Will. This document is neither a contract nor a guarantee of continued employment for any definite period of time. An Employee's employment is always on an at-will basis.

     26. Arbitration. All claims and disputes between an Employee and the Company or any Subsidiary or Designated Subsidiary arising out of the Plan or any Agreement shall be submitted to arbitration in accordance with the then current arbitration policy of the Company or, if the Subsidiary or Designated Subsidiary with whom the Employee is employed has adopted an arbitration policy, the arbitration policy of such Subsidiary or Designated Subsidiary. Notice of demand for arbitration shall be given in writing to the other party and shall be made within a reasonable time after the claim or dispute has arisen. The award rendered by the arbitrator shall be made in accordance with the provisions of the Plan, shall be final and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof. The provisions of this
Section 26 shall be specifically enforceable under applicable law in any court having jurisdiction thereof.

                                 REVOCABLE PROXY

                     ENERGY SERVICES OF AMERICA CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                November 19, 2008

         The undersigned hereby appoints the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Energy Services of America Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia 25701 on November 19, 2008 at 2:00 p.m., local time. The proxy holders are authorized to cast all votes to which the undersigned is entitled as follows:

                                                                          VOTE
                                                               FOR      WITHHELD

1.   The election as directors of all nominees                 [  ]       [  ]
     listed below each to serve for a one-year term.

     Marshall T. Reynolds, Jack M. Reynolds, Douglas V. Reynolds,
     Edsel R. Burns, Neal W. Scaggs, Joseph L. Williams, Richard M. Adams, Jr., Keith Molihan, Eric Dosch and James Shafer

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

---------------------------------------

---------------------------------------

---------------------------------------


                                                       FOR    AGAINST    ABSTAIN


2.   The ratification of the appointment of           [  ]      [  ]       [  ]
     Arnett & Foster P.L.L.C. as the independent registered public accounting firm for the Company for the fiscal year ending September 30, 2008.

3.   Approval of the Energy Services of America       [  ]      [  ]       [  ]
     Corporation 2009 Employee Stock Purchase Plan.




The Board of Directors recommends a vote "FOR" each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a Proxy Statement dated October 17, 2008 and the Company's 2007 Annual Report on Form 10-K, including audited financial statements.


Dated: _________________________             [  ]   Check Box if You Plan
                                                    to Attend Annual Meeting


------------------------------               ----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


-------------------------------              ----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


                                             Please sign exactly as your name
                                             appears on this proxy card. When
                                             signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give your full title.




--------------------------------------------------------------------------------
         Please complete and date this proxy card and return it promptly in the enclosed postage-prepaid envelope.
--------------------------------------------------------------------------------